SUPPLEMENT TO THE
DAILY MONEY FUNDS
U.S. TREASURY PORTFOLIO - INITIAL CLASS
MONEY MARKET
PORTFOLIO - INITIAL CLASS
DAILY TAX-EXEMPT MONEY FUND - INITIAL CLASS
DECEMBER 20, 1996 PROSPECTUS
SHAREHOLDER MEETING. On May 9, 1997, a meeting of the shareholders of U.S. Treasury Portfolio and Money Market Portfolio will be held to approve changes to the expense structure of each fund including approval of: (a) an amended Management Contract for each fund; (b) a new Distribution and Service Plan for the Initial Class of each fund; and (c) a new Distribution and Service Plan for Class B of U.S. Treasury Portfolio. If shareholders approve the proposed changes to the expense structure of each fund, the amended Management Contracts and new Distribution and Service Plans will become effective on May 31, 1997. The proposed changes to each fund's expense structure, if approved, will reduce the management fee rate paid by each fund from 0.50% to 0.25%. For Initial Class shareholders the proposed management fee rate reduction will be offset by the addition of a 0.25% distribution fee. For Class B shareholders, the proposed management fee rate reduction will be offset by a restructuring of the current distribution fee arrangement. FMR currently pays part of Class B's 0.75% distribution fee from its management fee. Under the new Class B Distribution and Service Plan, Class B will pay the 0.75% distribution fee and the 0.25% shareholder service fee will remain unchanged.
A copy of the proxy statement may be obtained free of charge by calling 1-800-843-3001.

SUPPLEMENT TO DAILY MONEY FUNDS: INITIAL CLASS
U.S. TREASURY PORTFOLIO, MONEY MARKET PORTFOLIO,
AND DAILY TAX-EXEMPT MONEY FUND
DECEMBER 20, 1996
STATEMENT OF ADDITIONAL INFORMATION

   The following information has been eliminated from "Management Contracts" on page 22.
To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investment in foreign securities.
SUPPLEMENT TO THE
DAILY MONEY FUND
U.S. TREASURY PORTFOLIO - CLASS B
DECEMBER 20, 1996 PROSPECTUS
   SHAREHOLDER MEETING. On May 9, 1997 a meeting of the shareholders of U.S. Treasury Portfolio will be held to approve changes to the fund's expense structure including approval of: (a) an amended Management Contract; (b) a new Distribution and Service Plan for the Initial Class of the fund; and (c) a new Distribution and Service Plan for Class B of the fund. If shareholders approve the proposed changes to the fund's expense structure, the amended Management Contract and new Distribution and Service Plans will become effective on May 31, 1997. The proposed changes to the fund's expense structure, if approved, will reduce the management fee rate paid by the fund from 0.50% to 0.25%. For Initial Class shareholders the proposed management fee rate reduction will be offset by the addition of a 0.25% distribution fee. For Class B shareholders, the proposed management fee rate reduction will be offset by a restructuring of the current distribution fee arrangement. FMR currently pays part of Class B's 0.75% distribution fee from its management fee. Under the new Class B Distribution and Service Plan, Class B will pay the entire 0.75% distribution fee and the 0.25% shareholder service fee will remain unchanged.
A copy of the proxy statement may be obtained free of charge by calling 1-800-843-3001.
The following information replaces the similar information found in the table under the heading "Expenses" in the "Key Facts" section, on page P-3.
Maximum CDSC (as a % of the lesser                         5.00
of original purchase price or redemption proceeds)         A

Maximum sales charge on reinvested distributions         Non
                                                         e

Redemption fee         Non
                       e

Exchange fee         Non
                     e

A DECLINES OVER 6 YEARS FROM 5.00% TO 0%.
The following information replaces the similar information located on page
P-4.
EXPENSE TABLE EXAMPLE: You would pay the following expenses, including the maximum front-end sales charge or CDSC, as applicable, on a $1,000 investment, assuming a 5% annual return and either (1) full redemption or
(2) no redemption, at the end of each time period:
If you purchased Class B shares directly in connection with the Program or by exchange from a Fidelity Advisor equity or long-term bond fund.
      1 Year         3             5             10
                     Years         Years         Years
                                                 B

(1)   $ 64A          $ 74A         $ 97A         $ 129

(2)   $ 14           $ 44          $ 77          $ 129

A REFLECTS DEDUCTION OF APPLICABLE CDSC.
B REFLECTS CONVERSION TO INITIAL CLASS SHARES AFTER SEVEN YEARS.
The following information replaces the similar information located on page
P-16.
Class B shares purchased directly in connection with the Program will be assessed a CDSC based on the following schedule:
From Date of Purchase   Contingent
                        Deferred
                        Sales Charge

Less than 1 year         5%

1 year to less than      4%
2 years

2 years to less than     3%
3 years

3 years to less than     3%
4 years

4 years to less than     2%
5 years

5 years to less than     1%
6 years

6 years to less than     0%
seven years A

A AFTER A MAXIMUM HOLDING PERIOD OF SEVEN YEARS, CLASS B SHARES WILL CONVERT AUTOMATICALLY TO INITIAL CLASS SHARES OF THE FUND.
Investment professionals with whom FDC has agreements receive as compensation from FDC a concession equal to 4.00% of the amount of your direct purchase of Class B shares.

SUPPLEMENT TO DAILY MONEY FUND
U. S. TREASURY PORTFOLIO: CLASS B
DECEMBER 20, 1996
STATEMENT OF ADDITIONAL INFORMATION

Effective January 2, 1997, Class B shares of the fund may, upon redemption, be assessed a contingent deferred sales charge (CDSC) based on the following schedule:
From Date of Purchase   Contingent
                        Deferred
                        Sales Charge

Less than 1 year                      5%

1 year to less than 2 years           4%

2 years to less than 3 years          3%

3 years to less than 4 years          3%

4 years to less than 5 years          2%

5 years to less than 6 years          1%

6 years to less than seven years A    0%

A AFTER A MAXIMUM HOLDING PERIOD OF SEVEN YEARS, CLASS B SHARES WILL CONVERT AUTOMATICALLY TO INITIAL CLASS SHARES OF THE FUND.
Investment professionals with whom FDC has agreements receive as compensation from FDC a concession equal to 4.00% of the amount of your direct purchase of Class B shares.
   The following information has been eliminated from "Management Contracts" on page 14.
To comply with the California Code of Regulations, FMR will reimburse the fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 21/2% of the first $30 million, 2% of the next $70 million, and 11/2% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investments in foreign securities.